UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 9, 2011

Responsys, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-35125	77-0476820
(Commission File Number)	(IRS Employer Identification No.)

900 Cherry Avenue, 5th Floor San Bruno, California	94066
(Address of Principal Executive Offices)	(Zip Code)

(650) 745-1700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 8, 2011, Responsys, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2011, and hosted a conference call to discuss those results. On the call, the Company noted, among other things, that current economic conditions were challenging. A replay of the conference call can be found at the location noted in the Company’s earnings release dated November 8, 2011.

Following the conference call, the Company has had conversations with analysts regarding the outlook for 2012. In response to questions raised by analysts, the Company generally indicated that it currently believes analyst estimates of 2012 revenues (which are in the range of approximately $160 million) are reasonable.

The information in this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are Responsys’ current expectations and beliefs.

These forward-looking statements include statements about future financial results and prospects and reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those contemplated by these forward-looking statements. These risks and uncertainties include: our ability to acquire and retain customers; whether customers purchase additional functionality and increase their usage; pricing pressures and competitive factors; the uncertain impact of overall global economic conditions, including on customers, prospective customers and partners, renewal rates and length of sales cycles; the fact that the market for cross-channel marketing solutions is at an early stage of development and may not develop as rapidly as we anticipate; competitive factors; outages or security breaches; our ability to develop, and market acceptance of, new products and services; the impact of any discovered product defects; our ability to manage our growth, both domestically and internationally; our ability to successfully expand our sales force and its effectiveness; our ability to maintain profitability; and other risks detailed from time to time in our SEC reports including, but not limited to, our most recent quarterly report on Form 10-Q. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Further information on these and other factors that could affect these forward-looking statements is included in the section entitled “Risk Factors” in our Quarterly Report on Form 10-Q and in other filings we make with the Securities and Exchange Commission from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESPONSYS, INC.

By:	/s/ Julian K. Ong
Julian K. Ong
Vice President, General Counsel and Secretary

Date: November 10, 2011